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                                                                   EXHIBIT 21.01


              SUBSIDIARIES OF CRESCENT REAL ESTATE EQUITIES COMPANY
                             AS OF DECEMBER 31, 2004




NAME                                           TYPE OF ENTITY
--------------------------------------------   ----------------------------------
Crescent Real Estate Equities, Ltd.            Delaware corporation
Crescent Real Estate Equities Limited          Delaware limited partnership
Partnership
301 Congress Avenue, L.P.                      Delaware limited partnership
325 HCD LLC                                    Delaware limited liability company
335 HCD LLC                                    Delaware limited liability company
355 HCD LLC                                    Delaware limited liability company
395/375/365 HCD LLC                            Delaware limited liability company
1717 Main Street SM, Inc.                      Delaware corporation
3753/3763 HHP LLC                              Delaware limited liability company
3770 Hughes Parkway Associates                 Nevada limited partnership
3770 Surface Parking LLC                       Delaware limited liability company
3773 HHP LLC                                   Delaware limited liability company
3790 HHP LLC                                   Delaware limited liability company
3800 HHP LLC                                   Delaware limited liability company
3883 HHP LLC                                   Delaware limited liability company
3925 Paradise Rd. LLC                          Delaware limited liability company
3930 HHP LLC                                   Delaware limited liability compay
3960 HHP LLC                                   Delaware limited liability company
3987 Paradise Rd. LLC                          Delaware limited liability company
3960/3980 HHP Parking Garage LLC               Delaware limited liability company
3980 HHP LLC                                   Delaware limited liability company
3993 HHP LLC                                   Delaware limited liability company
4043 HHP LLC                                   Delaware limited liability company
Bear Paw Lodge LLC                             Delaware limited liability company
Breckenridge Pioneer Club LLC                  Delaware limited liability company
Brownstones at Riverfront Park, LLC            Delaware limited liability company
Buckhorn Townhome LLC                          Delaware limited liability company
C5HC Management, LLC                           Delaware limited liability company
CBT I Management Corp.                         Delaware corporation
CEI Colonnade Holdings, LLC                    Delaware limited liability company
Central Platte Valley Management, LLC          Delaware limited liability company
CRE Aviation Interests, LLC                    Delaware limited liability company
CRE Diversified Holdings, Inc.                 Delaware corporation
CRE Investment, LLC                            Delaware limited liability company
CRE Management I Corp.                         Delaware corporation
CRE Management II Corp.                        Delaware corporation
CRE Management III Corp.                       Delaware corporation
CRE Management IV Corp.                        Delaware corporation
CRE Management V Corp.                         Delaware corporation
CRE Management VI Corp.                        Delaware corporation
CRE Management VII Corp.                       Delaware corporation
CRE Management VIII, LLC                       Delaware limited liability company
CRE Management X, LLC                          Delaware limited liability company
CRE Management XII, LLC                        Delaware limited liability company
Creekside II LLC                               Delaware limited liability company
Creekside at Riverfront Park, LLC              Delaware limited liability company
Creekside Townhomes LLC                        Delaware limited liability company
CREF X Holdings Management, LLC                Delaware limited liability company
CREF X Holdings, L.P.                          Delaware limited partnership
CREF XII Holdings, L.P.                        Delaware limited partnership
CREF XII Holdings GP, LLC                      Delaware limited liability company
CREF XII Parent, L.P.                          Delaware limited partnership
CREF XII Parent GP, LLC                        Delaware limited liability company
CREM Holdings, L.L.C.                          Delaware limited liability company
Crescent/301 LLC                               Delaware limited liability company
Crescent 1110 Rusk Garage, L.P.                Delaware limited partnership
Crescent 1110 Rusk GP, LLC                     Delaware limited liability company
Crescent 1301 GP, LLC                          Delaware limited liability company
Crescent 1301 Holdings, L.P.                   Delaware limited partnership
Crescent 1301 Holdings GP, LLC                 Delaware limited liability company
Crescent 1301 McKinney, L.P.                   Delaware limited partnership
Crescent 1717 Main, L.L.C.                     Texas limited liability company
Crescent 707 17th Street, LLC                  Delaware limited liability company
Crescent ART Holdings, LLC                     Delaware limited liability company


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
NAME                                           TYPE OF ENTITY
--------------------------------------------   ----------------------------------
Crescent Big Tex I, L.P.                       Delaware limited partnership
Crescent Big Tex II, L.P.                      Delaware limited partnership
Crescent BK One Tower GP, LLC                  Delaware limited liability company
Crescent BT I GP, L.P.                         Delaware limited partnership
Crescent BT I Investor, L.P.                   Delaware limited partnership
Crescent BT I Management, LLC                  Delaware limited liability company
Crescent BT II GP, L.P.                        Delaware limited partnership
Crescent BT II Management, LLC                 Delaware limited liability company
Crescent Business Centers Corp.                Delaware corporation
Crescent Capital Funding, L.L.C.               Delaware limited liability company
Crescent CBD Land Financing, L.P.              Delaware limited partnership
Crescent CBD Land Financing II, L.P.           Delaware limited partnership
Crescent CBD Land GP, LLC                      Delaware limited liability company
Crescent CBD Land GP II, LLC                   Delaware limited liability company
Crescent Colonnade, LLC                        Delaware limited liability company
Crescent Commercial Realty Corp.               Delaware corporation
Crescent Commercial Realty Holdings, L.P.      Delaware limited partnership
Crescent Duddlesten Hotel Partnership, L.P.    Texas limited partnership
Crescent E&M, LLC                              Texas limited liability company
Crescent Ervay & Main, L.P.                    Texas limited partnership
Crescent Finance Company                       Delaware corporation
Crescent Five Post Oak GP, LLC                 Delaware limited liability company
Crescent Fountain Place, L.P.                  Delaware limited partnership
Crescent Four Westlake GP, LLC                 Delaware limited liability company
Crescent FP GP Corp.                           Delaware corporation
Crescent FPI GP, LLC                           Delaware limited liability company
Crescent Funding Interests, L.L.C.             Delaware limited liability company
Crescent HC Investors, L.P.                    Delaware limited partnership
Crescent HCI GP, LLC                           Delaware limited liability company
Crescent Hospitality SPE, LLC                  Delaware limited liability company
Crescent Hospitality, Inc.                     Delaware corporation
Crescent NADE, L.P.                            Delaware limited partnership
Crescent One BriarLake GP, LLC                 Delaware limited liability company
Crescent Plaza Hotel Operating, LLC            Delaware limited liability company
Crescent Plaza Hotel Owner, LP                 Delaware limited partnership
Crescent Plaza Hotel Owner GP, LLC             Delaware limited liability company
Crescent Plaza Residential, LLC                Delaware limited liability company
Crescent Plaza Residential, LP                 Delaware limited partnership
Crescent Plaza Residential LP, LLC             Delaware limited liability company
Crescent POC Investors, L.P.                   Delaware limited partnership
Crescent POCI GP, LLC                          Delaware limited liability company
Crescent Property Services, Inc.               Delaware corporation
Crescent RAMI GP, LLC                          Delaware limited liability company
Crescent RARI GP, LLC                          Delaware limited liability company
Crescent Real Estate Capital GP, LLC           Delaware limited liability company
Crescent Real Estate Capital, L.P.             Delaware limited partnership
Crescent Real Estate Funding I, L.P.           Delaware limited partnership
Crescent Real Estate Funding II, L.P.          Delaware limited partnership
Crescent Real Estate Funding III, L.P.         Delaware limited partnership
Crescent Real Estate Funding IV, L.P.          Delaware limited partnership
Crescent Real Estate Funding V, L.P.           Delaware limited partnership
Crescent Real Estate Funding VI, L.P.          Delaware limited partnership
Crescent Real Estate Funding VII, L.P.         Delaware limited partnership
Crescent Real Estate Funding VIII, L.P.        Delaware limited partnership
Crescent Real Estate Funding X, L.P.           Delaware limited partnership
Crescent Real Estate Funding XII, L.P.         Delaware limited partnership
Crescent Resort Development, Inc.              Delaware corporation
Crescent Ross Avenue Mortgage Investors, L.P.  Delaware limited partnership
Crescent Ross Avenue Realty Investors, L.P     Delaware limited partnership
Crescent SC Holdings, L.P.                     Delaware limited partnership
Crescent SM X, Inc.                            Delaware corporation
Crescent Spectrum Center, L.P.                 Delaware limited partnership
Crescent Tax Services, Inc.                    Delaware corporation
Crescent TC Investors, L.P.                    Delaware limited partnership
Cresent TCI GP, LLC                            Delaware limited liability company
Crescent Three Westlake GP, LLC                Delaware limited liability company
Crescent Travel Services, Inc.                 Delaware corporation
Crescent TRS Holdings Corp.                    Delaware corporation
Cresta Run LLC                                 Delaware limited liability company
CresWood Development, L.L.C.                   Texas limited liability company


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
NAME                                           TYPE OF ENTITY
--------------------------------------------   ----------------------------------
CRL Investments, Inc.                          Texas corporation
CSC Holdings Management, LLC                   Delaware limited liability company
CSC Management, LLC                            Delaware limited liability company
DBL Holdings, Inc.                             Delaware corporation
DBL-ABC, Inc.                                  Delaware corporation
DBL-CBO, Inc.                                  Texas corporation
Dedham Developers SGP, LLC                     Delaware limited liability company
Deer Trail LLC                                 Delaware limited liability company
Delganey at Riverfront Park, LLC, The          Delaware limited liability company
Desert Mountain Associates, Inc.               Arizona corporation
Desert Mountain Development Corporation        Delaware corporation
Desert Mountain Properties, L.P.               Delaware limited partnership
East West Resort Development III, L.P.,        Delaware limited partnership
L.L.L.P.
East West Resort Development IV, L.P.,         Delaware limited partnership
L.L.L.P.
East West Resort Development V, L.P., L.L.L.P. Delaware limited partnership
East West Resort Development VI, L.P.,         Delaware limited partnership
L.L.L.P.
East West Resort Development VII, L.P.,        Delaware limited partnership
L.L.L.P.
Elijah Fulcrum Fund Partners, LP               Texas limited partnership
EWRD Perry Holding .LP., L.L.L.P.              Delaware limited partnership
EWRD Perry - Riverbend, LLC                    Delaware limited liability company
EWRD Summit LLC                                Delaware limited liability company
EWRD Summit Holding, L.P., L.L.L.P.            Delaware limited partnership
G/C Waterside Associates, L.L.C.               Texas limited liability company
GDW LLC                                        Delaware limited liability company
Gray's Station, LLC                            Delaware limited liability company
HBP Realty, LLC                                Delaware limited liability company
HC .35 Acre Tract LLC                          Delaware limited liability company
HCD/Parking LLC                                Delaware limited liability company
Horizon Pass Lodge LLC                         Delaware limited liability company
Horizon Pass Townhomes LLC                     Delaware limited liability company
Houston Area Development Corp.                 Delaware corporation
Hummingbird Lodge LLC                          Delaware limited liability company
Jefferson Station, LP                          Delaware limited partnership
Main Street Partners, L.P.                     Texas limited partnership
Main Street Partners Funding, L.P.             Delaware limited partnership
Main Street Partners Management Company, L.P.  Texas limited partnership
Main Street Station Breckenridge, LLC          Delaware limited liability company
Main Street Station Real Estate, LLC           Delaware limited liability company
Mira Vista Development Corp.                   Texas corporation
Mira Vista Golf Club, LLC                      Texas limited liability company
Mira Vista Realty, Inc.                        Texas corporation
MSPF GP, LLC                                   Delaware limited liability company
MSPF Holdings, L.P.                            Delaware limited partnership
MSPF Holdings GP, LLC                          Delaware limited liability company
MSSVCGP, LLC                                   Delaware limited liability company
NMP Holdings, LLC                              Delaware limited liability company
Northstar Big Horn, LLC                        Delaware limited liability company
Northstar Iron Horse, LLC                      Delaware limited liability company
Northstar Mountain Properties, LLC             Delaware limited liability company
Old Greenwood, LLC                             Delaware limited liability company
Old Greenwood Realty, Inc.                     Delaware corporation
Park Place at Riverfront Park LLC              Delaware limited liability company
Park Plaza at Riverfront Park LLC              Delaware limited liability company
Park Tower at Riverfront Park LLC              Delaware limited liability company
Precedent Opportunity Fund, L.P.               Texas limited partnership
Quartermoon LLC                                Delaware limited liability company
Restaurant Riverfront, LLC                     Delaware limited liability company
Riverfront Park Retail, LLC                    Delaware limited liability company
SMI Operating Company, LLC                     Delaware limited liability company
SMI Real Estate, LLC                           Delaware limited liability company
Snow Cloud LLC                                 Delaware limited liability company
Sonoma Golf Club, LLC                          Delaware limited liability company
Sonoma Golf Management, LLC                    Delaware limited liability company
Sonoma Golf, LLC                               Delaware limited liability company
Sonoma National, Inc.                          Delaware corporation
Spectrum Mortgage Associates, L.P.             Delaware limited partnership
St. Charles Place, LLC                         Delaware limited liability company
Tahoe Club Company, LLC                        Delaware limited liability company
Tahoe Mountain Resorts, LLC                    Delaware limited liability company
Union Center LLC                               Delaware limited liability company


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
NAME                                           TYPE OF ENTITY
--------------------------------------------   ----------------------------------
Vendue/Prioleau Associates LLC                 Delaware limited liability company
Village Walk LLC                               Delaware limited liability company
Waterside Commons Limited Partnership          Texas limited partnership
West Eagle Ranch LLC                           Delaware limited liability company
WOCOI Investment Company                       Texas corporation
Woodlands Land Company, Inc., The              Texas corporation


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